Celladon Europe B.V.	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Celladon Europe B.V.

2. Celladon Europe B.V.

In April 2012 and June 2012, LSP invested an aggregate of $4.8 million in Celladon Europe. In exchange for the investment, the Company issued LSP one share of Special Preferred Voting stock and Celladon Europe issued LSP 1,999 non-voting B shares. The 1,999 B shares were exchangeable into 10,716,405 shares of the Company’s Series A-1 preferred stock at the option of LSP. The Company determined that the investment held by LSP in Celladon Europe should be classified as a redeemable non-controlling interest, as the shares of Celladon Europe were not in-substance common stock. In-substance common stock is an investment in an entity that has risk and reward characteristics that are substantially similar to that entity’s common stock. Due to the liability characteristics associated with the shares of Celladon Europe held by LSP, the Company concluded that the investor’s shares were not substantially similar to common stock. The liability characteristics included the investor’s put rights, which provided the investor with the ability to exchange its shares in Celladon Europe for Series A-1 preferred stock of the Company.

The redeemable non-controlling interest was initially valued using the fair value of the Series A-1 preferred stock. At each reporting period, the Company adjusted the carrying value of the redeemable non-controlling interest by the net loss attributable to the redeemable non-controlling interest. Any difference between the fair value and the adjusted carrying value of the redeemable non-controlling interest was recorded as an adjustment to additional paid-in capital and presented as a component of net loss attributable to common stockholders in the accompanying consolidated statements of operations and comprehensive loss.

From April 2012 through June 6, 2013, LSP owned approximately 10% of Celladon Europe.

On June 6, 2013, LSP delivered a notice to exchange its 1,999 B shares of Celladon Europe for 10,716,405 shares of the Company’s Series A-1 preferred stock. Concurrently, the one share of outstanding Special Preferred Voting stock was cancelled. As of June 6, 2013, the redeemable non-controlling interest was adjusted to fair value and reclassified to Series A-1 preferred stock on the accompanying consolidated balance sheet.

During the years ended December 31, 2013 and 2012, the Company adjusted the loss attributable to common stockholders as a result of increases in the fair value of the redeemable non-controlling interest of approximately $3.1 million and $0.2 million, respectively. The increases in fair value increased the loss attributable to common stockholders.

In May 2014, the Company completed the transfer of the open clinical site contracts from Celladon Europe to Celladon and on December 30, 2014, Celladon Europe was dissolved. Upon dissolution, final administrative fees were settled and cash of approximately $0.1 million was transferred from Celladon Europe to Celladon.